                                                                   Exhibit 10.39

                         FIRST ALLONGE AND AMENDMENT TO
                                 PROMISSORY NOTE

      THIS FIRST ALLONGE AND AMENDMENT TO PROMISSORY NOTE (this "AMENDMENT") is made effective as of the 11th day of March, 2002, by and between VORNADO OPERATING L.P., a Delaware limited partnership ("LENDER"), and AMERICOLD LOGISTICS, LLC, a Delaware limited liability company ("BORROWER"), and is joined in by KC UNDERGROUND, L.L.C., INLAND QUARRIES, L.L.C., VC CARTHAGE, L.L.C., VC OMAHA TEXAS, L.L.C., VC TEXAS, L.P., VC SUPERIOR, L.L.C., CARMAR INDUSTRIES, L.L.C., VC LOGISTICS, L.L.C., and AMLOG CANADA, Inc. (collectively, "GUARANTOR") for the purposes stated herein.

                              W I T N E S S E T H:

      This Amendment is made with reference to the following facts:

      A. Borrower is indebted to Lender in the maximum principal sum of FIVE MILLION ONE HUNDRED THOUSAND DOLLARS ($5,100,000.00) (the "LOAN") pursuant to that certain Promissory Note made by Borrower in favor of Lender in the aforesaid maximum principal amount dated June 6, 2001 (collectively, the "NOTE").

      B. Repayment of the Note is guarantied by, among other things, that certain Unconditional Guaranty, dated as of June 6, 2001 (the "GUARANTY"), from Guarantor, which Guaranty is secured by the collateral described in that certain Security Agreement, dated as of June 6, 2001, made by Borrower and the Guarantor (the "SECURITY AGREEMENT").

      C. Reference is hereby made to (i) that certain Intercreditor Agreement (the "INTERCREDITOR AGREEMENT") by and among Crescent Real Estate Equities Limited Partnership ("CRE"), Lender, Borrower and Guarantor, effective as of June 6, 2001, and (ii) that certain Agreement (the "SPECIAL EQUITY CONTRIBUTION AGREEMENT"), dated as of March 11, 2002, by and among Lender, COPI Cold Storage L.L.C., Crescent TRS Holdings Corp. ("CRESCENT TRS"), Vornado Operating Company, Borrower, and Guarantor. (The Note, the Guaranty, the Security Agreement, the Intercreditor Agreement, the Special Equity Contribution Agreement, and all such other documents evidencing, guarantying or securing the Borrower's obligations under the Note or otherwise executed in connection with the Loan being hereinafter referred to collectively as the "EQUIPMENT LOAN DOCUMENTS".)

      D. Borrower has requested that Lender extend the Maturity Date set forth in the Note until December 31, 2004, and Lender has agreed to same, upon and subject to the terms set forth herein.

      E. All terms used herein, unless otherwise provided herein, shall have the meanings ascribed thereto in the Note, as amended hereby.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

            1. The recitals set forth above are incorporated herein by reference and are expressly acknowledged and agreed to by the parties hereto.

            2. The Note is hereby amended to provide that the "Maturity Date" shall be December 31, 2004. The Interest Rate shall continue to be the rate applicable during the term of the Loan.

            3. All references in any of the other Equipment Loan Documents to the "Vornado Note" and/or the "Third Vornado Note", as applicable, shall be deemed to refer to the Note as hereby amended. All references in any of the other Equipment Loan Documents to the "Note" shall be deemed to refer collectively to the Vornado Note, as amended hereby, and to that certain Promissory Note from Borrower to CRE, dated June 6, 2001, in the maximum principal amount of $6,500,000, as amended pursuant to that certain First Allonge and Amendment to Promissory Note, extending the Maturity Date thereunder until December 31, 2004, executed by Borrower, Guarantor and Crescent TRS, as successor by assignment to the interests of CRE, concurrently herewith (collectively, the "CRESCENT NOTE").

            4. An executed copy of this Amendment shall be affixed to the Note and shall be deemed to constitute a part thereof.

            5. All of the terms, covenants and conditions of the Note, and all of the other Equipment Loan Documents, shall continue in full force and effect, as modified hereby, and, if applicable, as separately modified concurrently herewith. This Amendment is not intended to be, and shall not constitute, a substitution or novation of the Note. Nothing herein contained shall be construed as invalidating or releasing any security now or hereafter held by Lender for the indebtedness evidenced by the Note.

            6. In connection herewith, each of Borrower and Guarantor hereby represents and warrants to Lender that (i) as of the date of this Amendment, neither Borrower nor Guarantor has any rights of setoff, defenses, claims or counterclaims against Lender in connection with the Loan, and (ii) all of the representations and warranties of Borrower and/or Guarantor contained in the Equipment Loan Documents continue to be true and correct.

            7. Guarantor hereby consents to the terms and conditions contained herein. Guarantor further hereby confirms that the Guaranty as of the date hereof shall relate to the debt evidenced by the Note, as modified and amended by this Amendment to the same extent as if the terms of this Amendment were contained in the Note at the time of its delivery to Lender. Guarantor acknowledges and agrees that all of the terms and conditions of the Guaranty shall remain in full force and effect, as modified hereby and reaffirms the Guaranty guaranteeing the obligations set forth in the Note, as amended hereby, and the other guaranteed obligations, as described in the Guaranty.

            8. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

            9. Each and every term and provision of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

            10. This Amendment shall not be effective until such time as Lender shall have been notified by Crescent TRS that Crescent TRS and each of the other applicable parties shall have executed and delivered that certain First Allonge and Amendment to Promissory Note referred to in the definition of "Crescent Note" in Paragraph 3 above.

                  [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, this Amendment has been executed effective as of the date above written.

                                     BORROWER:

                                     AMERICOLD LOGISTICS, LLC



                                     By:  /s/ J.C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________


                                     GUARANTOR:

                                     KC UNDERGROUND, L.L.C.

                                     By   AmeriCold Logistics, LLC, sole member

                                     By: /s/ J.C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________


                                     INLAND QUARRIES, L.L.C.

                                     By:  AmeriCold Logistics, LLC, sole member

                                     By:  /s/ J.C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________



                                     (SIGNATURES CONTINUED ON NEXT PAGE)

                                     VC CARTHAGE, L.L.C.

                                     By:  AmeriCold Logistics, LLC, sole member

                                     By:  /s/ J. C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________


                                     VC OMAHA TEXAS, L.L.C.


                                     By:  AmeriCold Logistics, LLC, sole member

                                     By:  /s/ J. C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________


                                     VC TEXAS, L.P.


                                     By:  VC Omaha Texas, L.L.C., its general
                                          partner


                                     By:  AmeriCold Logistics, LLC, sole member

                                     By:  /s/ J. C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________



                                     VC SUPERIOR, L.L.C.


                                     By:  AmeriCold Logistics, LLC, sole member

                                     By: /s/ J. C. Daiker
                                         ______________________________________


                                     Name: Jonathan C. Daiker
                                         ______________________________________



                                     (SIGNATURES CONTINUED ON NEXT PAGE)

                                     CARMAR INDUSTRIES, L.L.C.


                                     By:  AmeriCold Logistics, LLC, sole member

                                     By:  /s/ J. C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________



                                     VC LOGISTICS, L.L.C.


                                     By:  AmeriCold Logistics, LLC, sole member

                                     By:  /s/ J. C. Daiker
                                          ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________


                                     AMLOG CANADA, INC.


                                     By: /s/ J. C. Daiker
                                         ______________________________________


                                     Name: Jonathan C. Daiker
                                          ______________________________________


                                     LENDER:

                                     VORNADO OPERATING L.P.

                                     By:  Vornado Operating Company, its general
                                          partner

                                     By:  /s/ Joseph Macnow
                                          ______________________________________


                                     Name:  Joseph Macnow
                                          ______________________________________